SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No. )

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[   ] Preliminary Proxy Statement

                                                                                           [   ] Only (as permitted by Rule 14a-6(e) (2)
[X] Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

Arguss Communications, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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Arguss Communications, Inc.
One Church Street, Suite 302
Rockville, Maryland 20850

Notice of Annual Meeting of Stockholders
To Be Held May 16, 2001

To the Stockholders of Arguss Communications, Inc.:

           NOTICE IS HEREBY GIVEN that an Annual Meeting of Stockholders (the "Meeting") of Arguss Communications, Inc. (the "Company") will be held on, Wednesday, May  16, 2001 at 11:00 a.m., local time, in the Bank of America Building, 10th Floor, 730 15th Street, N.W., Washington, D.C., for the following purposes:

1.       To elect seven directors to serve for a term ending at the 2002 Annual Meeting;

2.      To ratify the selection of KPMG LLP as independent auditors for the Company for the fiscal  year ending December 31, 2001; and

3.       To transact such other business as may properly come before the Meeting or any adjournment or  postponement thereof.

           Only holders of record of outstanding shares of Common Stock of the Company at the close of business on March 30, 2001, will be entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof.

                                                                      By Order of the Board of Directors

                                                                       /s/ H. Haywood Miller III

                                                                       H. Haywood Miller III
                                                                       Executive Vice President and Secretary

Rockville, Maryland
March 30, 2001

YOUR VOTE IS IMPORTANT. TO VOTE YOUR SHARES, PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

Arguss Communications, Inc.
One Church Street, Suite 302
Rockville, Maryland 20850

Proxy Statement For Annual Meeting of Stockholders
To Be Held May 16, 2001

INTRODUCTION

This Proxy Statement is being furnished to stockholders of Arguss Communications, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held on Wednesday, May 16, 2001, at 11:00 a.m., local time, in the Bank of America Building, 10th Floor, 730 15th Street, NW, Washington, D.C., and any adjournment or postponement thereof (the "Meeting").

          At the Meeting, stockholders will be asked to consider and vote upon two proposals:

           (1)     the election of seven directors to serve until the 2002 Annual Meeting (the "Election of  Directors"); and

           (2)     the ratification of the selection of the Company's independent auditors (the "Ratification of  Auditors").

           This Proxy Statement is dated March 30, 2001, and is first being mailed to stockholders along with the related form of proxy on or about April 2, 2001.

           If a proxy in the accompanying form is properly executed and returned to the Company in time for the Meeting and is not revoked prior to the time it is exercised, the shares represented by the proxy will be voted in accordance with the directions specified therein for the matters listed on the proxy card. Unless the proxy specifies that it is to be voted against or is an abstention on a listed matter, proxies will be voted:

           (1)      FOR the Election of Directors;

           (2)      FOR the Ratification of Auditors; and

otherwise in the discretion of the proxy holders as to any other matter that may come before the Meeting.

Revocability of Proxy

           Any stockholder of the Company who has given a proxy has the power to revoke it at any time before it is voted either (i) by filing a written revocation or a duly executed proxy bearing a later date with H. Haywood Miller III, Executive Vice President and Secretary of the Company, at Arguss Communications, Inc., One Church Street, Suite 302, Rockville, Maryland 20850, or (ii)  by appearing at the Meeting and voting in person. Attendance at the Meeting will not in and of itself constitute the revocation of a proxy. Voting by those present during the Meeting will be by ballot.

Record Date, Outstanding Securities and Votes Required

           The Board of Directors of the Company has fixed the close of business on March 30, 2001, as the record date (the "Record Date") for determining holders of outstanding shares of Common Stock who are entitled to notice of and to vote at the Meeting. As of the Record Date, there were approximately 2,600 stockholders of record and 14,424,000 shares of Common Stock issued and outstanding. Each share of Common Stock is entitled to one vote on each of the proposals.

           Abstentions are counted for purposes of determining the number of shares represented at the Meeting, but are deemed not to have voted on the proposals. Broker non-votes are also counted for purpose of determining the number of shares represented at the Meeting, but may vote on one or more of the proposals. Broker non-votes occur when a broker nominee, holding shares in street name for the beneficial owner thereof, has not received voting instructions from the beneficial owner and does not have discretionary authority to vote. Each proposal requires the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy and voting.

            The officers and directors of the Company will vote the shares of Common Stock beneficially owned or controlled by them (representing approximately eleven (11%) percent of the shares of Common Stock issued and outstanding) in favor of the Election of Directors and the Ratification of Auditors.

PROPOSAL NUMBER ONE

ELECTION OF DIRECTORS

            The directors of the Company are elected annually and hold office until the next annual meeting of stockholders and until their successors have been elected and shall have been qualified. Vacancies and newly created directorships resulting from any increase in the number of authorized directors may be filled by a majority vote of the directors then in office.

            The Board of Directors presently consists of seven persons. Each of the current directors was elected a director of the Company at the Company's 2000 Annual Meeting of Stockholders.

            Unless a stockholder WITHHOLDS AUTHORITY, the holders of proxies representing shares of Common Stock will vote FOR the election of each of the nominees listed below. The Board of Directors has no reason to believe that the nominees will decline or be unable to serve as Directors of the Company. However, if a nominee shall be unavailable for any reason, then the proxies may be voted for the election of such person as may be recommended by the Board of Directors.

             The following table sets forth the age and title of each nominee director and each executive officer of the Company who is not a director, followed by descriptions of such person's additional business experience during the past five years.

NOMINEES FOR ELECTION AS DIRECTOR
Name	Age	Position
Rainer H. Bosselmann	58	Chairman of the Board, Chief Executive Officer, President and Director
DeSoto S. Jordan, Jr.	56	Director
Daniel A. Levinson	40	Director
Richard S. Perkins, Jr.	64	Director
Garry A. Prime	58	Director
James W. Quinn	43	Director
Peter L. Winslow	70	Director

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS
Name	Age	Position
H. Haywood Miller III	41	Executive Vice President and Secretary
Arthur F. Trudel, Jr.	51	Chief Financial Officer and Treasurer

            RAINER H. BOSSELMANN. Mr. Bosselmann has been Chairman of the Board, Chief Executive Officer and a Director of the Company since October 1996, and President of the Company since May 1997. Since 1996, Mr. Bosselmann has served as a principal with Holding Capital Group, Inc., a firm engaged in mid-market acquisitions and investments. From 1991 through 1995, Mr. Bosselmann served as the President of Jupiter National, Inc. ("Jupiter National"), a business development company traded on the American Stock Exchange.

            DESOTO S. JORDAN, JR. Mr. Jordan has served as a Director of the Company since August 1999. Mr. Jordan has been Chairman of Afton Holdings, LLC, a private equity firm, since 2000. Mr. Jordan was a co-founder of Perot Systems Corporation and served as an officer from 1988 to 1999.

            DANIEL A. LEVINSON. Mr. Levinson is founder and managing partner of Colt Capital Group, a niche sponsor of private equity transactions, since 1997. From 1988 to 1997, Mr. Levinson was one of the principals of Holding Capital Group.

            RICHARD S. PERKINS, JR. Mr. Perkins has served as a Director of the Company since September 1993. Since 1988, Mr. Perkins has served as a money manager at Reynders, Gray & Company, Boston.

           GARRY A. PRIME. Mr. Prime was Vice Chairman of the Board of the Company from 1996 to May 1997, and a Director of the Company since 1993. From 1993 through October 1996, Mr. Prime served as Chairman of the Board and Chief Executive Officer of the Company. He has been President of Sontek Industries, Inc., a marketer of medical devices, since 1986.

           JAMES W. QUINN. Mr. Quinn has served as a Director of the Company since August 1999. Mr. Quinn is currently Vice President and Director of Allen & Company, an investment banking firm, since 1982. Since 1982, Mr. Quinn has served in various capacities at Allen & Company, including head of the Corporate Syndicate department and Chief Financial Officer.

          PETER L. WINSLOW. Mr. Winslow has served as a Director of the Company since December 1996. Since 1999, Mr. Winslow has been President and Chairman of Fin-Net, a financial networking company, and from 1992 to 1999 he served as President and Chairman of Winslow, Evans & Crocker, Inc., a brokerage and financial services company, and presently serves as Chairman and Executive Vice President. Mr. Winslow was also a director of Jupiter National from 1991 to 1996.

          H. HAYWOOD MILLER III. Mr. Miller has served as Executive Vice President of the Company since February 1997, and Secretary of the Company since May 1997. From 1990 to 1997, Mr. Miller was general counsel and portfolio manager of Jupiter National.

          ARTHUR F. TRUDEL, JR. Mr. Trudel has served as Chief Financial Officer of the Company since March, 1997, and Treasurer of the Company since May, 1997. From October,  1988 to March, 1997, Mr. Trudel was Senior Vice President and Chief Financial Officer of JHM Capital Corporation.

Committees of the Board of Directors

          The Board of Directors has established an Audit Committee, the members of which are Messrs. Jordan, Levinson, and Quinn; a Compensation Committee, the members of which are Messrs. Perkins, Quinn and Winslow; and an Executive Committee, the members of which are Messrs. Bosselmann, Jordan and Winslow. The Board of Directors has not established a Nominating Committee.

          The functions of the Audit Committee are to recommend annually to the Board of Directors the appointment of the independent certified public accountants for the Company, discuss and review the scope and the fees of the prospective annual audit and review the results thereof with the independent certified public accountants, review and approve nonaudit services of the independent certified public accountants, review compliance with existing major accounting and financial policies of the Company, review the adequacy of the financial organization of the Company, and review management's procedures and policies relative to the adequacy of the Company's internal accounting controls and compliance with federal and state laws relating to accounting practices.

          The functions of the Compensation Committee are to review and determine the appropriateness of the compensation arrangements of the executive officers of the Company in light of such factors as individual and Company performance, that of executive officers of companies in similar industries and of comparable size and general economic conditions.

          The Executive Committee has been authorized to act on behalf of the full Board of Directors in instances where the convening of the entire Board of Directors is impractical or when the matter at issue is considered not to require consideration of the full Board.

          During 2000, the Board of Directors held four meetings. Four meetings of the Audit Committee and one meeting of the Compensation Committee were also held in 2000. The Executive Committee did not meet during 2000. During 2000, each Director of the Company attended all of the meetings of the Board of Directors and the meetings of any committee upon which he served.

 Audit Committee Report

          The Audit Committee of the Board of Directors of the Company is composed of three non-employee directors. The Board has made a determination that the members of the Audit Committee satisfy the requirements of the New York Stock Exchange as to independence, financial literacy and experience. The responsibilities of the Audit Committee are set forth in the Charter of the Audit Committee, which was adopted by the Board of Directors of the Company on May 18, 2000. A copy of the Charter is attached to this Proxy Statement. The Committee, among other matters, is responsible for the annual recommendation of the independent accountants to be appointed by the Board of Directors as the auditors of the Company and its subsidiaries, and reviews the arrangements for and the results of the auditors' examination of the Company's books and records, auditors' compensation, internal accounting control procedures, and activities and recommendations of the Company's internal auditors. It also reviews the Company's accounting policies, control systems and compliance activities. The Committee also reviews the Charter of the Audit Committee. This is a report on the Committee's activities relating to fiscal year 2000.

          Review of Audited Financial Statements with Management

         The Audit Committee reviewed and discussed the audited financial statements with the management of the Company.

         Review of Financial Statements and Other Matters with Independent Accountant

         The Audit Committee discussed with KPMG LLP the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380), as may be modified or supplemented. The Audit Committee has received the written disclosures and the letter from KPMG LLP required by Independence Standards Board No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), and has discussed with KPMG LLP its independence.

         Recommendation that Financial Statements be Included in Annual Report

         Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000 filed with the Securities and Exchange Commission.

         Other Matters

         In accordance with the rules of the Securities and Exchange Commission, the foregoing information which is required by paragraphs (a) and (b) of Regulation S-K Item 306, shall not be deemed to be "soliciting material," or to be "filed" with the Commission or subject to the Commission's Regulation 14A, other than as provided in that Item, or to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

                                                                                                              February 22, 2001

DeSoto S. Jordan, Jr.
Daniel A. Levinson
James W. Quinn

Directors' Compensation

         Each non-employee director of the Company is entitled to receive $1,000 for each meeting of the Board of Directors attended plus expenses. Messrs. Bosselmann and Prime receive no compensation for their services as Directors. The Directors each receive $500 as compensation for attending committee meetings which are held separately from scheduled Board of Directors' meetings.

Compliance with Section 16(a) of the Exchange Act

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than 10% of its Common Stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission"). Officers, directors and greater than ten percent stockholders are required by the Commission to furnish the Company with copies of all Section 16(a) forms that they file.

         Based solely on its review of the copies of such forms received by it, the Company believes that during 2000 its officers, directors and stockholders holding greater than 10% of the outstanding shares of the Company complied with all filing requirements applicable to them.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following Summary Compensation Table sets forth the cash compensation and certain other components of the compensation of Rainer H. Bosselmann, the Chief Executive Officer of the Company, and the other most highly compensated executive officers of the Company in 2000. None of the named executive officers has an employment agreement with the Company.

(TABLE IS ON NEXT PAGE)

Name and Principal Position	Annual Compensation Year Salary Bonus Other	Long Term Compensation Awards Securities Underlying Options	All Other Compensation

RAINER H. BOSSELMANN Chairman of the Board and Chief Executive Officer	2000 1999 1998	$150,000 $150,000 $150,000	$100,000 $100,000 -	- - -	50,000 20,000 -	- - -
H. HAYWOOD MILLER, III Executive Vice President and Secretary	2000 1999 1998	$120,000 $120,000 $120,000	$100,000 $100,000 -	- - -	50,000 40,000 -	- - -
ARTHUR F. TRUDEL, JR. Chief Financial Officer and Treasurer	2000 1999 1998	$120,000 $120,000 $120,000	$100,000 $100,000 -	- - -	50,000 40,000 -	- - -

OPTION GRANTS IN LAST YEAR

         The following table sets forth information regarding options granted in the year ended December 31, 2000 to the executive officers named in the Summary Compensation Table above. Amounts represent the hypothetical gains that could be achieved from the respective options if exercised at the end of the option term. These gains are based on assumed rates of stock appreciation, mandated by the rules of the Securities and Exchange Commission, of 5% and 10% compounded annually from the date the respective options were granted to their expiration date based upon the grant price.
Individual Grants
Name	Number Of Securities Underlying Options Granted(1)	Percent Of The Total Options Granted To Employees In Fiscal Year	Exercise Or Base Price ($/SH)	Expiration Date	Potential Realizable Value At Assumed Annual Rates Of Stock Price Appreciation For Option Term (2) 5% 10%

Rainer H. Bosselmann	50,000	3.5%	$17.00	5/18/05	$234,839	$518,934
H. Haywood Miller III	50,000	3.5%	$17.00	5/18/05	$234,839	$518,934
Arthur F. Trudel, Jr.	50,000	3.5%	$17.00	5/18/05	$234,839	$518,934

_____________________
(1) Options vest on May 18, 2001.

AGGREGATED OPTION EXERCISES IN LAST YEAR AND YEAR-END OPTION VALUES

            The following table sets forth information with respect to the exercise of stock options by the executive officers named in the Summary Compensation Table above during 2000, the number of unexercised stock options held by each named executive officer on December 31, 2000, and the value of the unexercised in-the-money options at that date.
Name	Shares Acquired On Exercise (#)	Value Realized	Number of Securities Underlying Unexercised Options At Year-End (#) Exercisable/ Unexercisable	Value of Unexercised In-The-Money Options At Year-End(1) Exercisable/ Unexercisable

Rainer H. Bosselmann	20,000	$297,500	163,000/50,000	$569,625/$0
H. Haywood Miller III	-		170,000/50,000	$612,500/$0
Arthur F. Trudel, Jr.	-		120,000/50,000	$218,750/$0

___________________

(1)        The value of unexercised in-the-money options at December 31, 2000, was determined by taking  the difference between the fair market value of the Company's Common Stock on December 31, 2000,  and the option exercise price, multiplied by the number of shares underlying such options at that date. The values have not been realized and may not be realized. The options have not  been exercised and may  never be exercised. In the event the options are exercised, their value will depend upon the fair market value underlying the Company's Common Stock on the date of  exercise.

Compensation Committee Report On Executive Compensation

            The Compensation Committee of the Board of Directors of the Company is composed of three non-employee directors. It is responsible for, among other matters, establishing policies applicable to the compensation of the Company's executive officers and reporting on such policies to the Board of Directors and stockholders; determining the salaries, incentive compensation and other remuneration of executive officers of the Company who are directors; and reviewing salaries, compensation and remuneration for all other officers of the Company. The Committee regularly reviews the effectiveness of the Company's executive compensation practices and revises them as appropriate. This is a report on the compensation philosophy of the Committee and its executive compensation activities during 2000.

Report on Executive Compensation

            The Compensation Committee of the Board of Directors administers the compensation of the executive officers of the Company. During 2000, the Compensation Committee was composed of three directors who were not employed by the Company. The Compensation Committee's recommendations are subject to approval by the full Board. The following report is submitted by the Compensation Committee regarding compensation paid during 2000.

            The compensation program of the Company is designed to allow the Company to attract, motivate, and reasonably reward professional personnel who will effectively manage the assets of the Company and generate value over time for its shareholders. In recent years, the compensation mix has reflected a balance between an annual salary, incentive compensation and stock options.

            Salaries for all executive officers were established based on the individual's performance and general market conditions. Salary levels are intended to recognize the challenge of different positions, taking into consideration the type of activity of the position, the responsibility associated with the job and the relative size of the operation.

            In addition to paying a base salary, the Company in recent years has provided for incentive compensation which is tied to overall performance with a heavy emphasis on profitability. Individual awards are recommended by senior management for consideration and approval by the Committee.

            The Compensation Committee at various times awards stock options to certain executive officers of the Company in order to recognize their contribution and to further encourage them to focus on the long-term profitability of the Company. The size of individual stock option grants are related to an individual's performance and the individual's level or responsibility within the organization. The Committee's objective is to further encourage persons receiving stock options to think and act in a way to maximize the long-term value of the stock and increase shareholder value. Options are granted pursuant to the Company's incentive stock option plan. The exercise price of options when granted equals the market price of the stock on the date of grant. Employees' options vest over a one-year period and have a term of five to ten years. Directors' options vest over a one-year period and have a term of five years.

Peter L. Winslow, Chairman
Richard S. Perkins, Jr.
James W. Quinn

Performance Graph

            The following graph compares the cumulative return for the Company's Common Stock during the five years commencing January  1, 1996, with the S&P500 and its designated Peer Group. The Company has selected Mastec, Inc., Quanta, Inc., International Fibercom, Inc. and Dycom Industries, Inc. as its Peer Group. The graph assumes $100.00 was invested on January  1, 1996, in the Company's Common Stock and assumes $100.00 in each of the S&P500 Stock Index and the Peer Group. The comparison assumes that all dividends are reinvested.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

            The following table sets forth certain information with regard to the beneficial ownership of the Common Stock of the Company as of March 30, 2001, by (i) each stockholder who is known by the Company to beneficially own in excess of 5% of the outstanding shares of Common Stock, (ii) each director, (iii) the Company's Chief Executive Officer and the other two individuals named in the Summary Compensation Table and (iv) the directors and all executive officers as a group.
Name and Address of Beneficial Owner(1)	Number of Shares of Common Stock Beneficially Owned	Percent of Common Stock (2)
Rainer H. Bosselmann	873,770 (3)	6.1%
DeSoto S. Jordan, Jr.	15,000 (4)	*
Daniel A. Levinson	80,000 (10)	*
Richard S. Perkins, Jr.	66,000 (4) (5)	*
Garry A. Prime	93,666 (6)	*
James W. Quinn	16,000 (4)	*
Peter L. Winslow	55,067 (4) (7)	*
Ronald D. Pierce	1,500,000	10.4%
H. Haywood Miller III	273,404 (8)	1.9%
Arthur F. Trudel	170,500 (9)	1.2%
All Directors and Executive Officers as a group (9 persons)	1,643,407 (3) (4) (5) (6) (7) (8) (9) (10)	11.4%

___________________________
*Less than one percent (1%)

(1)         The address for Messrs. Bosselmann, Barker, Jordan, Perkins, Prime, Quinn, Winslow, Pierce,  Miller and Trudel is c/o Arguss Communications, Inc., One Church Street, Suite 302, Rockville,  Maryland 20850.

(2)         Pursuant to the rules of the Securities and Exchange Commission, shares of Common Stock which  an individual or group has a right to acquire within sixty days pursuant to the exercise of options or  warrants  are deemed to be outstanding for the purpose of computing the percentage ownership of   that individual or group, but are not deemed to be outstanding for the purpose of computing the  percentage ownership of any other person shown in the table.

(3)         Includes options to purchase 213,000 shares of Common Stock held by Mr. Bosselmann which  are  presently exercisable.

(4)         Includes options to purchase 15,000 shares of Common Stock held by Messrs. Perkins, Quinn,  Jordan and Winslow which are presently exercisable.

(5)         Includes 37,000 shares of Common Stock held of record by Mr. Perkins' wife, in which Mr. Perkins disclaims any beneficial interest.

(6)         Includes options to purchase 25,000 shares of Common Stock held by Mr. Prime which are presently exercisable.

(7)         Includes 1,502 shares of Common Stock held of record by Mr. Winslow's spouse, in which Mr. Winslow disclaims any beneficial interest.

(8)         Includes options to purchase 220,000 shares of Common Stock held by Mr. Miller which  are presently exercisable and 70 shares owned by Mr. Miller's minor children.

(9)         Includes options to purchase 170,000 shares of Common Stock held by Mr. Trudel which are presently exercisable.

(10)       Includes options to purchase 10,000 shares of Common Stock held by Mr. Levinson which are presently exercisable.

PROPOSAL NUMBER TWO

RATIFICATION OF INDEPENDENT AUDITORS

            The Board of Directors, pursuant to the recommendation of its Audit Committee, has appointed KPMG LLP to serve as independent auditors for the corporation for the year ending December 31, 2001, subject to approval by the stockholders at the 2001 Annual Meeting. KPMG LLP currently serves as the corporation's independent auditors.

            The Audit Committee has been advised by KPMG LLP that neither the firm, nor any of its partners or staff, has any direct financial interest or material indirect financial interest in the Company or any of its subsidiaries. Representatives of KPMG LLP will attend the Annual Meeting, will have an opportunity to make a statement if they desire and will be available to respond to the appropriate questions. If the stockholders do not ratify this appointment, the appointment of other independent public auditors will be considered by the Audit Committee.

Audit Fees and All Other Fees

            KPMG LLP received $284,000 in fees and expenses during fiscal year 2000 for audit-related services and $180,000 for tax services. The Audit Committee has considered whether the tax services provided are compatible with maintaining the auditors' independence.

            THE OFFICERS AND DIRECTORS OF THE COMPANY WILL VOTE THE SHARES OF COMMON STOCK BENEFICIALLY OWNED OR CONTROLLED BY THEM (REPRESENTING APPROXIMATELY ELEVEN (11%) PERCENT OF THE SHARES OF COMMON STOCK ISSUED AND OUTSTANDING) IN FAVOR OF THE ELECTION OF DIRECTORS AND THE RATIFICATION OF AUDITORS.

            THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ELECTION OF DIRECTORS AND THE RATIFICATION OF AUDITORS.

STOCKHOLDER PROPOSALS

            In order to be considered for inclusion in the Proxy Statement relating to the 2002 Annual Meeting, any proposal by a record holder of Common Stock must be received by the Company at its principal offices in Rockville, Maryland on or before January 3, 2002. A proponent of such a proposal must comply with the proxy rules under the Securities Exchange Act of 1934, as amended.

SOLICITATION

            All costs and expenses associated with soliciting proxies will be borne by the Company. In addition to the use of the mails, proxies may be solicited by the directors, officers and employees of the Company by personal interview, telephone or telegram. Directors, officers and employees will not be additionally compensated for such solicitation but may be reimbursed for their out-of-pocket expenses. Arrangements will also be made with custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of Common Stock and the Company will reimburse custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses incurred in connection therewith.

FINANCIAL STATEMENTS

            The balance sheets of the Company as of December 31, 2000 and 1999, the related statements of operations, stockholders' equity and cash flows and management's discussion and analysis of financial condition and results of operation for the three years then ended, are incorporated herein by reference to the Company's 2000 Annual Report to security holders.

OTHER MATTERS

            As of the date of this Proxy Statement, the Board of Directors is not aware of any other business or matters to be presented for consideration at the Meeting other than as set forth in the Notice of Meeting attached to this Proxy Statement. However, if any other business shall come before the Meeting or any adjournment or postponement thereof and be voted upon, the enclosed proxy shall be deemed to confer discretionary authority on the individuals named to vote the shares represented by the proxy as to any such matters.

ANNUAL REPORT ON FORM 10-K

       The Company will provide without charge to each beneficial holder of its Common Stock on the Record Date, upon the written request of any such person, copies of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, as filed with the Commission. Any such request should be made in writing to Secretary, Arguss Communications, Inc., One Church Street, Suite 302, Rockville, Maryland 20850.

Audit Committee Charter

I.     Purpose

       The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing:

   The financial reports and other financial information provided by Arguss Communications, Inc. ("Arguss")   to the Securities and Exchange Commission or the public;
  Arguss' systems of internal controls regarding finance and accounting that management and the Board have established; and
  Arguss' accounting and financial reporting processes generally.

Consistent with this function, the Audit committee should encourage continuous improvement of, and should foster adherence to, Arguss' policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

  Serve as an independent and objective party to monitor Arguss' financial reporting process and internal control system;
  Review and appraise the audit efforts of Arguss' independent accountants; and
  Provide an open avenue of communication among the independent accountants, financial and senior management and the Board of Directors.

The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

II.   Composition

The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the committee shall have accounting or related financial management expertise.

The members of the Committee shall be elected by the Board at the annual organization meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III.  Meetings

The Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee or at least its Chair should meet with management quarterly to review the Corporation's financials consistent with IV.3 below.

IV.  Responsibilities and Duties

       To fulfill its responsibilities and duties the Audit Committee shall:

Documents/Reports Review

  Review and update this Charter periodically as conditions dictate.
  Review the organization's annual financial statements and any reports or other financial information submitted to the Securities and Exchange Commission, or the public, including any certification, report, opinion or review rendered by the independent accountants.
  Review with financial management the 10-Q prior to its filing. The Chair of the Committee may represent the entire Committee for purposes of this review.

  Independent Accountants

  Recommend to the Board of Directors the selection of the independent accountants, considering independence and effectiveness and approve the fees and other compensation to be paid to the independent accountants.
  Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.
  Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the organization's financial statements.

  Financial Reporting Process

  In consultation with the independent accountants and financial management review the integrity of the organization's financial reporting processes, both internal and external.
  Consider the independent accountants' judgments about the quality and appropriateness of Arguss' accounting principles as applied in its financial reporting.
  Consider and approve, if appropriate, major changes to Arguss' auditing and accounting principles and practices as suggested by the independent accountants and management.

  Process Improvement

  Following completion of the annual audit, review separately with management and the independent accountants significant difficulties encountered during the course of the audit, including restrictions on the scope of the work or access to required information.
  Review any significant disagreement among management and the independent accountants in connection with the preparation of the financial statements.
  Review with the independent accountants and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented.

  Ethical and Legal Compliance

  Ensure that management has the proper review system in place to ensure that Arguss' financial statements, reports to the SEC and the public are in accordance with regulatory requirements.
  Perform any other activities consistent with this Charter, the Corporation's by-laws and governing law, as the Committee or the Board deems necessary or appropriate.

PROXY                                       ARGUSS COMMUNICATIONS, INC.                                                 PROXY

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS MAY 16, 2001
SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

          The undersigned hereby appoints Rainer H. Bosselmann and H. Haywood Miller III, and each of them, attorneys with full power of substitution, to vote as directed below all shares of Common Stock of Arguss Communications, Inc. registered in the name of the undersigned, or which the undersigned may be entitled to vote, at the Annual Meeting of Stockholders to be held in the Bank of America Building, 10th Floor, 730 15th Street, N.W., Washington, D.C., on May 16, 2001 at 11:00 a.m. and at any adjournment or postponement thereof.

1. Election of Directors
☐ FOR all nominees listed below (except as marked to the contrary below)	☐ WITHHOLD AUTHORITY to vote for all nominees listed below

(Instruction: To withhold authority to vote for any individual nominee strike a line through the nominee's name in the list below.)

Rainer H. Bosselmann, DeSoto S. Jordan, Daniel A. Levinson, Richard S. Perkins, Jr., Garry A. Prime, James W. Quinn, Peter L. Winslow.

2.      Approval of the ratification of independent accountants.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.      As such proxies may in their discretion determine in respect of any other business properly to come before said meeting (the Board of Directors knowing of no such other business).

The directors recommend a vote FOR items 1 and 2.

(Continued on reverse side)

(Continued from other side)

UNLESS THE STOCKHOLDER DIRECTS OTHERWISE, THIS PROXY WILL BE VOTED FOR ITEMS 1 AND 2 AS PROPOSED.

PLEASE DATE, SIGN AND RETURN IN THE ENVELOPE PROVIDED.

Dated ________________________________, 2001

Signature of Stockholder(s)

(Please sign in the same form as name appears hereon.  Executors and other fiduciaries should indicate their titles.  If signed on behalf of a corporation, give title of officer signing).

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 16, 2001.